UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2011

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2011, we issued a press release announcing our financial results for the quarter and year ended December 31, 2010. A copy of our press release announcing our earnings results for the quarter and year ended December 31, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The earnings press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Jarden Corporation (the “Company”) has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

To supplement our consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of net income, diluted earnings per share and organic growth. These non-GAAP measures are provided because management of the Company uses these financial measures in monitoring and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Additionally, the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill and other intangibles, certain reorganization and acquisition-related integration costs, transaction costs, other items, non-cash Venezuela hyperinflationary and devaluation charges and recoveries, mark-to-market net impact of non-hedged Euro-denominated debt, non-cash stock-based compensation costs and loss on early extinguishment of debt. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures anticipated to be discussed during our February 16, 2011 earnings conference call to the most directly comparable financial measure in accordance with GAAP. EBITDA is expected to be presented in the earnings conference call because the Company’s credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company’s EBITDA. Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the Company, many of which present EBITDA when reporting their results. Furthermore, EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates. Adjusted EBITDA (“Segment Earnings”), excluding reorganization and acquisition-related integration costs, other items, the elimination of manufacturer’s profit in inventory, inventory write-offs, non-cash impairment charges of goodwill and other intangibles assets, duplicative administrative costs, and loss on early extinguishment of debt, as applicable, is expected to be presented in the earnings conference call because it is a basis upon which the Company’s management has assessed its financial performance in the years presented. Organic growth, net sales growth excluding the impacts of foreign exchange and acquisitions from year over year comparisons, is expected to be presented in the earnings conference call because the Company believes this measure provides investors with a more complete understanding of the underlying sales trends by providing net sales on a consistent basis and it is one of the measures management of the Company uses to analyze operating performance. Additionally, the Company uses non-GAAP financial measures because the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill and other intangibles, certain reorganization and acquisition-related integration costs, transaction costs, other items, non-cash Venezuela hyperinflationary and devaluation charges and recoveries, mark-to-market net impact of non-hedged Euro-denominated debt, non-cash stock-based compensation costs and loss on early extinguishment of debt.

The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are furnished herewith as part of this report:

Exhibit	Description

99.1	Press Release of Jarden Corporation, dated February 16, 2011, with respect to our financial results for the quarter and year ended December 31, 2010 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2011

JARDEN CORPORATION

By:	/s/ Richard T. Sansone
	Name:	Richard T. Sansone
	Title:	Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Jarden Corporation, dated February 16, 2011, with respect to our financial results for the quarter and year ended December 31, 2010 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).